SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 17, 2008

                              DAULTON CAPITAL CORP.
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             (Exact name of Registrant as specified in its charter)



     Nevada                             None                30-045985
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(State or other jurisdiction   (Commission File No.)      (IRS Employer
of incorporation)                                       Identification No.)


                           39 New Brighton Manor S.E.
                                Calgary, Alberta
                                 Canada T2Z 4G8
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (888) 387-1403
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                                       N/A
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          (Former name or former address if changed since last report)




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Item 5.03   Amendments to Articles of Incorporation or Bylaws, Change in Fiscal
            Year

      Pursuant to the provisions of N.R.S. 78.207 the Company's director adopted a resolution approving a four-for-one forward split of the Company's common stock and increasing the Company's authorized capitalization to 200,000,000 shares of common stock.

      The forward split will be effective when FINRA (formerly the NASD) approves the documentation pertaining to the stock split.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   October 22, 2008
                                          DAULTON CAPITAL CORP.


                                          By:   /s/ Ryan Beamin
                                              ----------------------------------
                                              Ryan Beamin, President